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                                                                    Exhibit 10.5


                              ADDENDA TO AGREEMENT


                                    BETWEEN


                           AMERINST INSURANCE COMPANY


                                      AND


                       VERMONT INSURANCE MANAGEMENT, INC.



INSURANCE ADDENDUM
------------------


MANAGER will:
-------------


(1) Maintain and update all reinsurance policies, endorsements, binders, cover notes, and other evidence of insurance or reinsurance.


(2) Issue Certificates of Insurance and act as COMPANY's registered agent for services of process.


(3) Cooperate with authorized COMPANY employees, consultants, actuaries, auditors, claims personnel and attorneys on a day-to-day basis to ensure the efficient operation of the COMPANY. The MANAGER also agrees to extend full cooperation to all regulatory and COMPANY officials during any and all audits or examinations.


RECORDKEEPING ADDENDUM
----------------------


MANAGER will:
-------------


(1) Provide all routine accounting services to establish and maintain books of account, including, but not limited to, accounting for reinsurance, maintenance of underwriting statistics, invoicing, disbursements, cash and investment records and a general ledger.


(2) Maintain true, accurate and complete records and accounts of all transactions arising out of this AGREEMENT, including, but not limited to, claims and losses, and financial matters. Said records and accounts shall be maintained at all times in such a manner and form as may be agreed to by the Board of Directors of the COMPANY and in accordance with generally accepted accounting and insurance practices.


(3) Prepare a monthly financial statement of income and expenses, a balance sheet, and other financial statements as may be required by Company's Board, for distribution to such persons as are designated in writing by the Board; such reports shall include:



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     (a)  premiums received;


     (b)  losses paid:


     (c)  loss adjustment expenses paid; and


     (d)  loss reserves information.


(4)  Complete and file NAIC quarterly and annual Statements.


(5) Liaise with service providers preparing Premium Tax and COMPANY Tax and other regulatory returns in accordance with state and federal laws, and cause such returns to be filed with the appropriate authorities.


(6) Ensure compliance with the regulations pertaining to books and records and Illinois home office.


(7) Prepare and maintain minutes of all board and shareholder meetings. Assist in the preparation of the agenda and materials for the meetings. Have a representative attend all board meetings and Committee meetings where necessary.


(8)  Advise the Board on matters of interest.



MANAGEMENT AGREEMENT ADDENDUM
-----------------------------


COMPANY will:


(1)  Compensate MANAGER at a rate of $86,820.00 per annum.


(2) Cause the above agreement to be paid in quarterly installments in advance at the beginning of each calendar quarter.


(3) Reimburse MANAGER for reasonable out-of-pocket expenses incurred during the management of the COMPANY including: courier and express mail service; long-distance telephone calls; travel and meeting expenses incurred at the request of the COMPANY; costs of COMPANY stationery; filing fees; and similar expenses.


COMPANY agrees that special projects will be invoiced separately at agreed upon fees or rates.


IN WITNESS WHEREOF, the parties have duly executed this Addendum this 1st day of July, 1997.
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                                             VERMONT INSURANCE
WITNESS:                                     MANAGEMENT, INC.

/s/ Jennifer McNaughton__________        By: /s/ Andrew Sargeant
                                             -------------------------------
                                             Andrew Sargeant, President

                                             AMERINST INSURANCE
WITNESS:                                     COMPANY

/s/ Rebecca Aitchison____________        By: /s/ Norman Batchelder
                                             -------------------------------
                                             Norman C. Batchelder, President
WITNESS:

/s/ Patrick Theriault______________      By: /s/ Ronald Katch
                                             -------------------------------
                                             Ronald S. Katch, Treasurer